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                                                                    EXHIBIT 23.3


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into Oil States International, Inc.'s previously filed Registration Statements on Form S-8, File No. 333-57960 and No. 333-63050.


ARTHUR ANDERSEN LLP


Dallas, Texas
March 4, 2002